UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Reported): August 25, 2021 (August 25, 2021)

NATIONAL HEALTH INVESTORS INC
(Exact name of registrant as specified in its charter)

Maryland	001-10822	62-1470956
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

222 Robert Rose Drive, Murfreesboro, TN 37129
(Address of principal executive offices)

(615) 890-9100
(Registrant's telephone number, including area code)

Not Applicable
(Former name, former address and former fiscal year,
if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	NHI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).             Emerging growth company         ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into Material Definitive Agreements.

As previously announced, NHI sold eight properties previously leased to Holiday Retirement (“Holiday”) to Buyer. In connection with that sale, NHI entered into a Third Amendment to Master Lease effective as of August 19, 2021 (“Third Amendment”) by and between NHI and its affiliates (“Landlord”) and WELL Churchill Leasehold Owner LLC (“Tenant”), which amended that certain Master Lease dated December 23, 2013 (the “Initial Lease”), as amended by that certain Amendment to Master Lease and Termination of Guaranty dated November 5, 2018 (the “First Amendment”), as amended by that certain Second Amendment to Master Lease dated January 3, 2019 (the “Second Amendment” and together with the Initial Lease and the First Amendment, the "Lease"). The Lease was assigned by NH Master Tenant LLC to Tenant pursuant to that certain Assignment and Assumption of Master Lease and Consent to Assignment dated July 30, 2021, and covered twenty-six (26) separate independent living facilities and one assisted living facility.

The Third Amendment released the eight facilities sold to Buyer from the Lease and adjusted the base rent under the Lease to reflect the release of the eight properties. The description herein of the Third Amendment is qualified in its entirety, and the terms therein are incorporated herein by reference to the Third Amendment which is filed as Exhibit 10.1 to this report and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

Exhibit Index
Number	Exhibit
10.1*	Third Amendment to Master Lease
104	Cover Page Interactive Data File (formatted as inline XBRL and contained in Exhibit 101).
*Certain confidential portions (indicated by brackets and asterisks) have been omitted from this exhibit.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NATIONAL HEALTH INVESTORS, INC.

By:    /s/ John L. Spaid
Name:    John L. Spaid
Title:    Principal Financial Officer

Date:    August 24, 2021